UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):      September 12, 2008

Southern Connecticut Bancorp, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Connecticut	000-49784	06-1609692
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

215 Church Street
New Haven, Connecticut		06510
(Address of Principal Executive Offices)		(Zip Code)
(203) 782-1100
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (ee General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events

On September 12, 2008, Southern Connecticut Bancorp, Inc. issued a press release announcing that it’s wholly owned subsidiary, The Bank of Southern Connecticut, has no direct exposure to the impact of the recent actions taken by the U.S. Treasury to place the government-sponsored enterprises Fannie Mae and Freddie Mac into conservatorship.  A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01(d) Exhibits

Exhibit No.	Description

99.1	Press release of Southern Connecticut Bancorp, Inc. issued September 12, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 16, 2008	SOUTHERN CONNECTICUT BANCORP, INC. /s/ John Howard Howland John Howard Howland President and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Southern Connecticut Bancorp, Inc. issued September 12, 2008